UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    September 19, 2006

UNITED STATES OIL FUND, LP
(Exact name of registrant as specified in its charter)
Delaware	001-32824	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code	(510) 522-3336

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01    Other Events.

(a) On September 19, 2006, the general partner of United States Oil Fund, LP (the “Registrant”) dismissed Eisner LLP (“Eisner”) as the Registrant’s independent registered public accounting firm. The decision to dismiss Eisner was approved by the Audit Committee of the Board of Directors of the general partner of the Registrant.

The Registrant was organized on May 12, 2005 and commenced operations on April 10, 2006. As a result, 2005 was the only fiscal period for which an independent accountant’s report has been provided on audited financial statements of the Registrant. Eisner’s audit report on the Registrant’s financial condition as of December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from May 12, 2005 to the date of this report, there have been no disagreements with Eisner on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the registrant’s financial statement. Furthermore, there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K. Eisner has been provided with a copy of the above disclosure and has furnished a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such disclosure and if not, stating the reasons it disagrees. A copy of such letter from Eisner dated September 19, 2006 is attached as Exhibit 16.1 to this report.

(b) On September 19, 2006, the general partner of the Registrant engaged Spicer Jeffries LLP (“Spicer Jeffries”) as the Registrant’s new independent registered public accounting firm to audit the Registrant’s financial statements. The decision to engage Spicer Jeffries was approved by the Audit Committee of the Board of Directors of the general partner of the Registrant.

During the period from May 12, 2005 to the date of this report, the Registrant has not consulted with Spicer Jeffries regarding either (i) the application of accounting principles to a specified transaction of the Registrant, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

(d) Exhibits.

Exhibit 16.1 Letter from Eisner LLP dated September 19, 2006 addressed to the U.S. Securities and Exchange Commission.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
Date: September 21, 2006	By: Victoria Bay Asset Management, LLC, its general partner By: /s/Nicholas D. Gerber
Name: Nicholas D. Gerber Title: Chief Executive Officer

Exhibit 16.1

September 19, 2006

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4.01 of United States Oil Fund, LP Form 8-K dated
September 19, 2006, and have the following comments:

1.	We agree with the statements made in Items 4.01 (a) second and third paragraphs,

2.	We have no basis on which to agree or disagree with the statements made in section 4.01 (a) first paragraph and 4.01 (b).

Yours truly,

Eisner LLP